EXHIBIT 10.5

              CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES, INC. OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE
           WITH RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.



                       DIGITAL CINEMA DEPLOYMENT AGREEMENT


      THIS DIGITAL CINEMA DEPLOYMENT AGREEMENT ("AGREEMENT") is made and entered into as of October 12, 2005 by and between Twentieth Century Fox Film Corporation ("DISTRIBUTOR") and Christie/AIX, a Delaware corporation ("CHRISTIE/AIX").

      WHEREAS, Christie/AIX is in the business of deploying and funding the deployment of digital projection systems for theatrical presentations in the United States and Canada.

      WHEREAS, Distributor produces and distributes movies and is interested in distributing digital versions of movies.

      WHEREAS, Christie Digital Systems USA, Inc., a California corporation ("Christie"), is in the business of supplying digital projectors for use in theatrical presentations in the United States and Canada.

      WHEREAS, concurrently with the execution of this Agreement, Christie has executed a Guaranty in favor of Distributor, to guarantee obligations of Christie/AIX to Distributor under this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the sufficiency of which the parties acknowledge, the parties agree as follows:

1. DEFINITIONS

   (a) "AFFILIATE" means, with respect to any party, any corporation or other entity which Controls, is Controlled by or is under common Control with such party.

   (b) "CHRISTIE" has the meaning specified in the third Whereas clause above.

   (c) "CHRISTIE CHANGE IN CONTROL" means any transaction, or series of transactions, pursuant to which the Ultimate Controlling Party of Christie immediately prior to such transaction or series of transactions either (i) ceases to directly or indirectly Control Christie, or (ii) is acquired by way of merger, tender offer, takeover , stock sale, going private transaction, assets acquisition or other reorganization.

   (d) "CHRISTIE/AIX CHANGE IN CONTROL" means any transaction, or series of transactions, pursuant to which the Ultimate Controlling Party of Christie/AIX immediately prior to such transaction or series of transactions either (i) ceases to directly or indirectly Control Christie/AIX, or (ii) is acquired by way of merger, tender offer, takeover , stock sale, going private transaction, assets acquisition or other reorganization.

   (e) "CONTRACT YEAR" means a one-year period beginning on November 1st of one year and ending on October 31st of the following year. The first "CONTRACT YEAR" is November 1, 2005 to October 31, 2006.

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   (f)  "CONTROL"  of a party  means  the  power  (through  security  ownership,
   economic  interest,  contractual  entitlement,  arrangement,   understanding,
   relationship or any other means), direct or indirect, to determine the policies or management of such party, whether through the power to elect, appoint or approve, directly or indirectly, the directors, officers, managers or trustees of such party or otherwise.

   (g) "DCI" means Digital Cinema Initiatives, LLC.

   (h) "DCI SPEC" means the Digital Cinema System Specification V1.0 issued July 20, 2005 by DCI.

   (i) "DIGITAL SYSTEM" means collectively one or more Projection Systems, a central storage server connecting all Projection Systems within a complex, a theater management system, and such other system components and software as are required to meet the standards set forth in the DCI Spec.

   (j) "DIGITAL TITLE" means a digitized version of a theatrical motion picture released by a motion picture studio.

   (k) "ENDEMIC QUALITY FAILURE" means, for the calendar quarter commencing January 1, 2007 and for each calendar quarter thereafter during the term of this Agreement, the failure of more than *** percent (***%) of the Projection Systems deployed as of the commencement of such calendar quarter to perform in accordance with the DCI Spec at any time during such quarter, which failures need not be concurrent.

   (l) "ENGAGEMENT" means the period of time beginning with an opening date of a Digital Title within a complex and ending on the closing date of that Digital Title within that same complex.

   (m) "EXHIBITOR" means the owner or operator of one or more complexes used for the exhibition of motion pictures.

   (n) "INSTALLATION DATE" means, in respect of a Digital System, the date on which the Digital System becomes operational.

   (o) "PROJECTION SYSTEM" means collectively a system deployed by Christie/AIX consisting of a DLP Cinema 2k projector, capable of both 2-D and 3-D display, and a digital cinema server for each screen. Each Projection System will be a part of a Digital System.

   (p) "ROLL-OUT PERIOD" means *** through ***.

   (q) "SECURITY FAILURE" means the occurrence of events or circumstances which establish that compliance with the DCI Spec is not adequate to protect content displayed on the Digital Systems from unauthorized use or distribution.

   (r) "TERRITORY" means the United States, including its territories and possessions, and Canada.


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   (s)  "ULTIMATE   CONTROLLING   PARTY"  means,  in  respect  of  Christie  and
   Christie/AIX,  the highest tier publicly traded  corporation  which as of the
   date  of  this  Agreement   directly  or  indirectly   Controls  Christie  or
   Christie/AIX, respectively.

2. TERM. The term of this Agreement will commence on October 12, 2005 ("EFFECTIVE DATE") and terminate on October 31, 2020 (the "TERM").

3. DEPLOYMENT.

   (a) Christie/AIX will begin deployment of the Digital Systems immediately upon reaching written agreement concerning the theatrical release of Digital Titles with (i) Distributor and at least two of Buena Vista Pictures Distribution, Paramount Pictures Corporation, Sony Pictures Entertainment Inc., Universal City Studios LLLP, and Warner Bros. Entertainment Inc. (each a "MAJOR STUDIO") or, alternatively, with Distributor, one Major Studio and both DreamWorks SKG and New Line Cinemas; and (ii) at least one Exhibitor. Notwithstanding the foregoing, Christie/AIX reserves the right to commence deployment at any time prior to entering into such written agreements. Subject to Section 29, Christie/AIX will retain the services of Christie to install the Digital Systems. If for any reason Christie/AIX has not deployed a minimum of *** fully operational Digital Systems by ***, Christie/AIX may terminate this Agreement with no further obligation to Distributor.

   (b) If for any reason Christie/AIX does not meet either of the following minimum requirements, Distributor may terminate this Agreement with no further obligation to Christie/AIX:

      (i) Deploy a minimum of *** fully operational  Projection  Systems by ***;
      or

      (ii) Deploy fully operational Projection Systems in greater than ***% of the screens in any complex where any Projection System is deployed by Christie/AIX.

   (c) If on the first day of any Contract Year other than the first Contract Year fewer than *** fully operational Projection Systems are then deployed by Christie/AXI, Distributor may terminate this Agreement with no further obligation to Christie/AIX;

   (d) If for any reason Christie/AIX does not meet either of the following minimum requirements, other than by reason of failing to obtain debt financing on reasonable terms, Distributor may terminate this Agreement with no further obligation to Christie/AIX:

      (i) Deploy a minimum of *** fully operational Projection Systems no later than ***; or

      (ii) Deploy a minimum of *** fully operational Projection Systems no later than the end of the Roll-Out Period.

   (e) Christie/AIX will require each Exhibitor to which Digital Systems are deployed to agree, in substance, to:

      (i) not do anything which would render Digital Systems non-compliant with, or prevent Digital Systems from being non-compliant with, the DCI Spec during the term of this Agreement;


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      (ii) maintain during the term of this Agreement an adequate  theater staff properly trained in the use of Digital Systems;

      (iii) maintain Digital Systems in good order and repair during the term of this Agreement; and

      (iv) for so long as this Agreement is in effect, to comply with the following (in whatever wording the following concept may be expressed):

      So long as greater than *** percent (**%) of the screens in any complex are equipped with Projection Systems, then, if a theatrical motion picture which an Exhibitor desires to license from Distributor for exhibition in such complex is available from Distributor in both a Digital Title version and a film print version, Exhibitor will license and exhibit the Digital Title version rather than the film print version on a Projection System in such complex provided that there is a screen equipped with a Projection System that is open to be booked with the Digital Title version commencing on the opening date of that theatrical motion picture.

   (f) Nothing in this Agreement shall apply to complexes located or Digital Titles exhibited outside of the Territory.

   (g) Christie/AIX shall only deploy Projection Systems to complexes existing as of the date of this Agreement for auditoriums in such complexes existing as of the date of this Agreement, except that *** percent (***%) of all fully operational Projection Systems which are deployed pursuant to this Agreement shall not be subject to restriction under this Section 3(g).

4. INTENTIONALLY OMITTED

5. DCI SPEC COMPLIANCE. When the technology necessary to make Digital Systems compliant with the DCI Spec becomes available, Christie/AIX will (a) thereafter deploy only Digital Systems which are compliant with the DCI Spec and (b) within four (4) months after such availability upgrade all Digital Systems previously deployed to bring such Digital Systems into compliance with the DCI Spec, at no incremental cost to Distributor, provided that by March 31, 2006 all Digital Systems then deployed will be compliant with the DCI Spec. All Digital Systems deployed by Christie/AIX will, from the time of first deployment, have JPEG2000 capability and the capability of receiving digital content in any form expressly permitted by the DCI Spec. Christie/AIX represents and warrants that it will require all Exhibitors utilizing Digital Systems to permit Distributor or its authorized representative to verify compliance of such Digital Systems with the DCI Spec and to observe installation methods and utilization of Digital Systems, and that it will require all Exhibitors to cooperate fully with on-site Distributor inspections.

6. CHANGES TO THE DCI SPEC. In the event the DCI Spec is amended or modified in any material respect, the parties will, at the request of either party, meet and confer and negotiate in good faith on matters of interest or concern to either party relating to any such amendment or modification, including, but not limited to, whether upgrades will be made to the Digital Systems deployed hereunder so that they comply with any such amendment or modification to the DCI Spec and whether and/or the extent to which either party will bear any or all of the cost


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of any such  upgrades  required for the Digital  Systems  deployed  hereunder to comply with any such amendment or modification to the DCI Spec.

7. DISTRIBUTOR'S OBLIGATION REGARDING DIGITAL RELEASES.

   (a) Notwithstanding any other provision of this Agreement, Christie/AIX acknowledges that the decision of whether to license any particular movie to any particular complex lies entirely within Distributor's unilateral discretion. Christie/AIX further acknowledges that for each of Distributor's movies, Distributor will select the distribution pattern and select the complex(es) that Distributor unilaterally believes in its business judgment to be appropriate for its movie, considering all relevant circumstances. Christie/AIX acknowledges and accepts that Distributor's licensing decisions will not be based solely upon whether an Exhibitor has installed any Christie Digital Cinema Projection System.

   (b) If Distributor or an Affiliate of Distributor whose films are released by Distributor agrees with an Exhibitor to license a motion picture to a screen at which a Digital System is deployed and fully operational, Distributor will make the motion picture available, subject to ATTACHMENT B, as a Digital Title; provided, however, that:

      (i) Distributor has no obligation to make available as a Digital Title any motion picture produced or released by Fox Searchlight Pictures, Inc.;

      (ii) During any time Christie/AIX has deployed in total *** or fewer fully operational Projection Systems, Distributor has no obligation to make any motion picture available as a Digital Title, and the provisions of ATTACHMENT B will not apply;

      (iii) In any Contract Year in which the number of fully operational Projection Systems deployed by Christie/AIX under this Agreement as of the first day of such Contract Year does not exceed *** fully operational Projection Systems, then the provisions of Attachment B will not apply and Distributor will make available as Digital Titles in that Contract Year a minimum number of Digital Titles equal to ten (10) multiplied by a fraction, the numerator of which is the number of full calendar months remaining in such Contract Year at the time *** Projection Systems have been deployed, and the denominator of which is *** (***), except that: (A) if fewer than two (2) months remain in such Contract Year at the time that *** Projection Systems have been deployed and are fully operational, Distributor will have no obligation to make any motion pictures available as Digital Titles for the remainder of such Contract Year and (B) if Christie/AIX deploys at least *** fully operational Projection Systems by March 1, 2006, Distributor will make available at least *** (***) Digital Titles in the first Contract Year and, in each case, the provisions of ATTACHMENT B will not apply.

      (iv) In any Contract Year in which the number of fully operational Projection Systems deployed by Christie/AIX under this Agreement as of the first day of such Contract Year exceeds *** fully operational Projection Systems but does not exceed *** fully operational Projection Systems, then Distributor will make available at least *** (***) Digital Titles in such Contract Year and the provisions of ATTACHMENT B will not apply.

      (v) Distributor is permitted to provide physical film prints for showing on a screen to which a Digital Title has been licensed by Distributor but only (A) where such physical film print is provided in advance as a precautionary measure for use solely in the event the Digital System associated with such screen malfunctions, or (B) where such physical film


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      print is provided in response to a Digital  System  malfunction  which has prevented any full showing of the Digital Title on such screen.


8. DISTRIBUTOR'S OBLIGATION REGARDING VIRTUAL PRINT FEES AND WATERMARKING LICENSE FEES.

   (a) Distributor or its Affiliates will pay to Christie/AIX one virtual print fee ("VPF") in the applicable amount set forth on ATTACHMENT C for each Engagement of a Digital Title on a Projection System made by Distributor or any of those Affiliates for which an election has been made, on a picture by picture basis, pursuant to the provisions of section 9, regardless of the number of exhibitions of such Digital Title during the time of such Engagement. Distributor will not pay a VPF for:

      (i) trailers;

      (ii) material of less than 15 minutes duration which Distributor programs and licenses to be exhibited only with the Digital Title (e.g., short subjects, cartoons);

      (iii) moveovers, i.e., presentation of a Digital Title on a screen other than where it opened at the beginning of the Engagement, but within the same complex; or presentations on a screen not actually booked by Distributor;

      (iv) a screen where the Digital System malfunctions (by reason of system defects and not due to operator error or power surges) preventing two (2) or more consecutive exhibitions of a Digital Title, except that on up to ten (10) occasions aggregated Territory-wide per Contract Year, Christie/AIX may charge a VPF where only two (2) consecutive exhibitions are missed;

      (v) exhibition on a Digital System more than 10 years after the Installation Date of that Digital System;

      (vi) studio screenings, including Exhibitor trade screenings, studio premieres and sneak preview screenings; or

      (vii) any private or governmental non-commercial screenings for which no admission is charged.

   (b) If Christie/AIX licenses watermarking technology in order to have Digital Systems comply with the DCI Spec, Distributor will negotiate with Christie/AIX to determine what additional fee should be paid by Distributor for the watermarking technology, provided however that (i) the fee will be based upon Christie/AIX's actual direct out-of-pocket costs pro-rated over all of Christie/AIX's customers; (ii) the maximum fee will be an increase of $*** per VPF; and (iii) the cost to Distributor to recover the watermark identification shall not exceed any comparable DCI compliant watermarking systems.

9. DISTRIBUTOR'S AFFILIATES. This Agreement applies to all movies released by Distributor regardless of whether the films are produced by Distributor or its Affiliates with the exception of movies produced or released by Fox Searchlight. Distributor may, at its election, include in this Agreement, on a picture by picture basis, any other motion picture in which Distributor or any of its

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Affiliates has distribution  rights or a financial  interest.  Christie/AIX will calculate and charge VPFs in the manner set forth in Attachment C based upon all Digital Titles which Distributor releases combined with the Digital Titles for those Affiliates which Distributor has elected to have included in this Agreement.

10. QUALITY, RELIABILITY AND PERFORMANCE. Christie/AIX or its permitted assignees will retain title to and will be responsible for maintaining and servicing the Digital Systems for the Term. Christie/AIX or its permitted assignees, agents, representatives or subcontractors will:

   (a) maintain an adequate staff of technicians to provide technical support via telephone to Exhibitors utilizing the Digital Systems. Such telephone technical support will be available to each Exhibitor from 5:00 a.m. Pacific Time to 2:00 a.m. Pacific time the following morning, seven days per week;

   (b) provide a 2-hour on-site response time to complex locations in the United States (except that on any ten (10) occasions aggregated Territory-wide in any Contract Year response time may be within 4 hours), and on-site response time as promptly as possible in Canada, to provide technical assistance, repairs and maintenance for Digital Systems;

   (c) maintain the highest levels of quality and reliability in the design, manufacture, deployment, performance and support of its Digital Systems;

   (d) perform all services, including delivery, installation, and maintenance, in a first class manner, and comply with minimum standards of quality and security which Distributor and Christie/AIX agree upon from time to time; and

   (e) perform all services with fully trained and technically qualified personnel. Christie/AIX will change and improve its services whenever necessary to meet industry standards set by the DCI Spec and to maintain its position as a leader in the digital cinema industry.

11. INVOICING, RECORD KEEPING AND AUDITS.

   (a) Christie/AIX will issue one invoice to Distributor per month for VPFs, in the month following the month in which the payment obligation for the VPFs accrues. Distributor will pay invoices net forty-five (45) days from the date of the invoice. Distributor will pay Christie/AIX only if the invoices are substantiated to Distributor's reasonable satisfaction. Distributor reserves the right to demand and receive explanation and further supporting documentation for any invoice before payment.

   (b) During the Roll-Out Period, Christie/AIX will provide to Distributor monthly written reports showing:

      (i) all complex locations at which Digital Systems were installed during the prior month;

      (ii)  all  complex   locations  at  which  Digital  Systems  became  fully
      operational during the prior month;

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      (iii) the number of screens,  by complex  location,  for which  Projection
      Systems were installed during the prior month, and the identifying screen number or location of each such screen within the complex where such screen is located;

      (iv) the number of screens, by complex location, for which Projection Systems became fully operational during the prior month, and the identifying screen number or location of each such screen within the complex where such screen is located;

      (v) the nature of all upgrades made by Christie/AIX or its subcontractors to Digital Systems during the prior month, the complex location of each such upgraded Digital System, the number of screens, by complex location, affected by such upgrades, and the identifying screen number or location of each such screen within the complex where such screen is located;

      (vi) the new location, by complex location and by identifying screen number or location within such complex, to which any installed Projection System is relocated during the prior month; and

      (vii) all Projection Systems, by complex location, which have been removed from service during the prior month, and the identifying screen number or location within the complex of the screen for which such Projection System was removed from service.

   (c) Upon the installation of Digital Systems, Christie/AIX will promptly furnish to Distributor certification by Christie (or the appropriate subcontractor if other than Christie) that such Digital Systems are in compliance with the requirements of Section 5.

   (d) After the Roll-Out Period, Christie/AIX will provide to Distributor monthly written reports showing:

      (i) the nature of all upgrades made by Christie/AIX or its subcontractors to Digital Systems during the prior month, the complex location of each such upgraded Digital System, the number of screens, by complex location, affected by such upgrades, and the identifying screen number or location of each such screen within the complex where such screen is located;

      (ii) the new location, by complex location and by identifying screen number or location within such complex, to which any installed Projection System is relocated during the prior month; and

      (iii) all Projection Systems, by complex location, which have been removed from service during the prior month, and the identifying screen number or location within the complex of the screen for which such Projection System was removed from service.

   (e) Christie/AIX will provide to Distributor or Distributor's designee for security or key management the unique server coding information for each Projection System required for use in key management.

   (f) At Distributor's written request, Christie/AIX will, at the next service call made by Christie/AIX or its subcontractors to any Digital System

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   designated by Distributor in such written  request,  provide such information as Distributor requests with respect to the compliance of such Digital System with the DCI Spec.

   (g) Christie/AIX will make available to Distributor all reports of all exhibitions of Digital Titles on Digital Systems. Christie/AIX will, for at least four (4) years from the date of invoice, keep records of all information on which invoices to Distributor are based and records of rates charged to other customers for which Christie/AIX provided the same or similar services.

   (h) Distributor will regularly report to Christie/AIX locations and dates of all bookings of Digital Titles by Distributor to such locations. Distributor will, for at least four (4) years, keep records of all bookings of Digital Titles, and Christie/AIX, at its sole expense, will have the right to audit such records, during normal business hours and upon at least 15 days prior written notice, solely for the purpose of verifying amounts payable by Distributor to Christie/AIX.

   (i) Distributor, at its sole expense, will have the right to audit, during normal business hours and upon reasonable advance notice, such records for the purpose of verifying Christie/AIX and Exhibitor obligations to Distributor, and for the purpose of verifying Christie/AIX's compliance with its obligations under this Agreement, including but not limited to the provisions of Sections 17 and 22. Distributor will bear the cost and expense of such audit unless a material discrepancy is found, in which case the cost of the audit will be borne by Christie/AIX. A discrepancy is material if it involves an overpayment of 5% or more.

12. LIMITATIONS ON LIABILITY.

   (a)      Limitations.

      (i) Except as provided in Section 12(a)(iii) below, 19, 24 or 27, Distributor's only remedy for Christie/AIX's breach of section 3 or 10 of this Agreement is to terminate this Agreement.

      (ii) Without limiting the provisions of Section 12(a)(i), 19, 24 or 27, and except as provided in Section 12(a)(iii) below, Christie/AIX shall not, provided that Christie/AIX is in compliance with the requirements of
      Section 5, have any liability to Distributor for any losses arising out of or relating to the quality or reliability of Digital Systems or any breaches or breakdowns of security.

      (iii) If a Digital System malfunctions (by reason of system defects and not due to operator error or power surges), Christie/AIX's only liability for the missed exhibition(s) (other than as provided in Sections 19, 24 or
      27) will be to reimburse Distributor's out-of-pocket costs (excluding only the actual print cost) up to a maximum amount of $*** per malfunction, incurred to substitute a 35mm print at a screen where exhibition of a Digital Title would be delayed more than 2 hours due to such malfunction; provided however, that on up to ten (10) occasions aggregated Territory-wide per Contract Year such reimbursement will be waived where no more than two (2) consecutive exhibitions are missed.

   (b) Nothing contained in this Agreement limits the liability of Christie/AIX


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      (i) for its willful or negligent acts; or

      (ii) arising out of any personal injury, death or property damage attributable to manufacturing defects in the Digital Systems or to any installation, maintenance or support services provided with respect to Digital Systems.

   (c) Nothing contained in this Section 12 limits the liability of Christie/AIX in respect of its indemnification obligations under Section 24.

13. EXCLUDED COSTS. Distributor is responsible for costs of digital print content preparation and distribution, including any and all costs relating to producing, encoding, encrypting, packaging, watermarking (other than watermarking which is part of the DCI Spec), marketing and delivering Digital Titles. Distributor is also responsible for costs of key generation, delivery and management. Distributor will not be responsible for payment to Christie/AIX of any cost items arising out of or in connection with the deployment of Digital Systems, including without limitation installation, testing, training, and other on-site costs, all of which, as between Distributor and Christie/AIX, are Christie/AIX expenses

14. PROGRAM EXTENSION. The provisions of this Agreement apply up to a maximum of 4000 Projection Systems deployed by Christie/AIX during the Roll-Out Period. The provisions of this Agreement will not apply or be extended to other deployments of Projection Systems during or after the Roll-Out Period, other than as expressly provided for by separate written agreement of Christie/AIX and Distributor. Neither Christie/AIX nor Distributor will be obligated to so extend the program contemplated by this Agreement.

15. NON-EXCLUSIVITY / NON-INTERFERENCE. The program contemplated by this Agreement is non-exclusive and each party is free at all times to make agreements with others concerning digital cinema. Christie/AIX agrees that time is of the essence in performing its obligations under this Agreement. Christie/AIX may not enter into undertakings with third parties which would interfere with the performance of its obligations under this Agreement.

16. PRESS RELEASE/NO USE OF FOX NAME.

   (a) Except as required under applicable law, neither of the parties may disclose the content of this Agreement to any third party other than an Affiliate (and any disclosure to an Affiliate will be on a strictly confidential basis), or make any public statement or announcement regarding this Agreement or the content hereof, without the prior written approval of the other party. The parties shall negotiate in good faith a mutually satisfactory press release regarding this Agreement.

   (b) By the operation of this Agreement, Christie/AIX does not acquire any right to use, and shall not use, the name "Fox" or any trademarks, trade names or intellectual property of Distributor or its Affiliates in advertising, publicity or promotion, to express or to imply endorsement of products or services, or in any other manner whatsoever without the prior written approval of Distributor.

17. MOST FAVORABLE TERMS.

   (a) AGGREGATE TERMS. If Christie/AIX or its Affiliates provide a comparable program to any other motion picture distributor at rates that, net of all consideration, are lower than those charged to Distributor under this Agreement, then it will reduce the rate charged to Distributor to the lower rate, effective as of the date Christie/AIX or its Affiliates commenced charging the lower rate, or afforded other consideration, to the other motion picture distributor. Under this Section 17, "CONSIDERATION" means anything of value, however denominated, afforded by Christie/AIX or its Affiliates to motion picture distributors including, but not limited to, all incentives, credits, discounts, up-front payments, loans, free services, rebates and adjustments.

   (b) LINE ITEMS. If Christie/AIX or its Affiliates provide a comparable program to another motion picture distributor for which any separate line item is at a rate lower than the rate charged to Distributor under this Agreement for such line item, then it will notify Distributor in writing of the entire pricing schedule it is providing to the other motion picture distributor. Distributor will have the option, exercisable in its sole discretion within 30 days of receipt of the notice, to substitute into this Agreement the entire pricing schedule utilized for the other motion picture distributor.

   (c) CONTRACT TERMS. No term of this Agreement shall be less favorable to Distributor in any material respect as compared to any other agreement entered into between Christie/AIX and any other motion picture distributor which relates to the same general subject matter as this Agreement.

18. INTENTIONALLY OMITTED

19. PARTIAL OR COMPLETE TERMINATION FOR QUALITY/RELIABILITY FAILURES.

   (a) In the event that (i) within any rolling twelve (12) month period a Projection System malfunctions on *** (***) or more occasions by reason of system defects (and not due to operator error or power surges) resulting in missed exhibitions, whether or not cured, or (ii) a Projection System malfunctions by reason of a system defect (and not due to operator error or power surges) resulting in *** (***) or more consecutive missed exhibitions and is not restored to working order within *** (***) days after the occurrence of the malfunction, then Distributor shall have the right to terminate this Agreement solely as to the Projection System involved.

   (b) In the event an Endemic Quality Failure occurs, and such Endemic Quality Failure is not cured within *** (***) days after notice thereof is given by Distributor to Christie/AIX, Distributor shall have the right to terminate this Agreement. Christie/AIX will notify Distributor of any Endemic Quality Failure of which it becomes aware.

20. TERMINATION.

   (a) In addition to the termination rights set forth in other provisions of this Agreement, Distributor may immediately terminate this Agreement, in whole or in part, upon written notice to Christie/AIX if:

      (i) there is any violation of the confidentiality or security provisions of Sections 21 and 22, respectively;


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                                       11

      (ii) Christie/AIX ceases to support the program contemplated by this Agreement;

      (iii) Christie/AIX makes any assignment for the benefit of creditors or files a petition in bankruptcy or is adjudged bankrupt or becomes insolvent or is placed in the hands of a receiver or if any of the equivalent of any of the foregoing proceedings or acts referred to in this clause, though known or designated by some other name or term occurs;

      (iv) Christie/AIX breaches any other material term or provision of this Agreement and fails to cure such breach within 45 days after being notified of such breach, so long as Christie/AIX commences immediately and diligently upon notice to remedy such breach;

      (v) there is a Christie/AIX Change of Control or a Christie Change of Control without the prior written consent of Distributor, which consent will not be unreasonably withheld; or

      (vi) Christie/AIX assigns this Agreement in violation of Section 26.

   (b) Christie/AIX may terminate this Agreement, in whole or in part, upon written notice to Distributor if Distributor breaches any material term or provision of this Agreement and fails to cure such breach within 45 days after being notified of such breach, so long as Distributor commences immediately and diligently upon notice to remedy such breach.

21. CONFIDENTIAL INFORMATION. Distributor and Christie/AIX agree to keep confidential this Agreement and all its provisions, along with any and all information furnished to it by the other party or the other party's Affiliates, representatives or independent public accountants in connection with this Agreement, except to the extent (i) any such information is or becomes generally available to the public other than as a result of disclosure by Distributor or
Christie/AIX or their respective Affiliates; (ii) any such information is required to be disclosed by a court of competent jurisdiction or governmental agency pursuant to subpoena or similar power; or (iii) any such information was or becomes available to Distributor or Christie/AIX or their respective Affiliates on a non-confidential basis and from a source (other than a party to this Agreement or any advisor or Affiliate of such party) that is not bound by a confidentiality agreement, and Distributor and Christie/AIX will instruct their respective Affiliates, officers, employees and other representatives having access to such information of such obligation of confidentiality. Distributor agrees that auditors engaged by any other motion picture distributor conducting a most favored nations audit of Christie/AIX shall have access to this Agreement to the same extent as Distributor's auditors have access to agreements between Christie/AIX and other motion picture distributors pursuant to the provisions of
Section 11, provided that such auditors are bound by the foregoing confidentiality obligations. The foregoing obligations will survive the termination or cancellation or rescission of this Agreement and the same will not relieve the parties of their obligations regarding confidentiality.

22. SECURITY PROCEDURES.

   (a) Christie/AIX represents and warrants that it will implement and maintain security procedures, to safeguard all Digital Titles, including but not limited to during transport of any kind by or on behalf of Christie/AIX, from damage and loss due to any cause, including but not limited to conversion, misuse, destruction, loss, theft, loan, gift, misdelivery, or other misappropriation, and that the security procedures it maintains, must be equivalent in all respects to the highest standards prevailing in the industry and agrees that the same will continue to be true during the Term. Christie/AIX will provide Distributor with descriptive and verifying documentation of its security procedures and will immediately notify Distributor in writing if there is a breach or alleged breach of the security procedures.

   (b) Christie/AIX grants Distributor the right to periodic inspection of Christie/AIX's security procedures, and promises that it will cooperate with Distributor to the fullest extent possible in such periodic inspections and resultant recommendations.

23. INSURANCE.

   (a) Christie/AIX will maintain during the term of this Agreement:

      (i) Commercial General Liability Insurance including contractual and products/completed operations, with minimum limits of $10,000,000 on a per occurrence basis, and Automobile Liability coverage with minimum combined single limits of $10,000,000, protecting Christie/AIX and Distributor from claims for personal or bodily injury (including death) and property damage which may arise from or in connection with the performance of Christie/AIX's obligations under this Agreement or from or out of any wrongful or negligent act or omission of Christie/AIX, its Affiliates, and their respective officers, directors, agents, contractors or employees;

      (ii) Errors and Omissions Insurance on a claims made basis with minimum limits of $2,000,000 per claim during the Roll-Out Period and $5,000,000 per claim after the Roll-Out Period;

      (iii) Workers' Compensation Insurance as required by applicable law and Employer's Liability Insurance with minimum limits of $1,000,000 per occurrence.

   (b) All such insurance required in this Section 23 must be evidenced on standard industry forms and must provide that the coverage may not be reduced or canceled unless thirty (30) days unrestricted prior written notice is furnished to Distributor. All insurance must be primary and not contributory with regard to any other available insurance to Distributor. All insurance must be written by companies with a BEST Guide rating of B+ VII or better. Christie/AIX must furnish certificates of insurance (or copies of policies, if required by Distributor) to Distributor before commencing performance under this Agreement, and such policies must include Distributor and its Affiliates as "additional insureds" and contain a waiver of subrogation. (The "additional insured" requirement applies to all coverages except Workers' Compensation and Employers Liability. The waiver of subrogation applies to all coverages.) Distributor's payment obligations under this Agreement are contingent upon receipt of certificates of insurance which comply with the above. Waiver of this requirement for a payment or several payments does not constitute waiver of this requirement for any other payment.

24. INDEMNIFICATION.

   (a) Each party (the "INDEMNIFYING PARTY") will, at its sole expense, defend, indemnify and hold harmless the other party and its Affiliates, and the officers, directors, agents, employees and assigns of each (collectively, the "INDEMNIFIED Parties"), from and against any and all claims, demands, suits, judgments, losses or expenses of any nature whatsoever (including reasonable attorneys' fees expended in actions for claims under this Agreement or in pursuing any rights granted under this Agreement against the Indemnifying Party) arising directly or indirectly from or out of:

      (i) any wrongful or negligent act, error or omission of the Indemnifying Party, its officers, directors, agents, contractors, or employees;

      (ii) any occupational injury or illness sustained by an employee or agent of the Indemnifying Party in furtherance of the Indemnifying Party's performance under this Agreement, to the extent benefits pursuant to applicable Workers' Compensation laws are claimed against or held to be payable by any Indemnified Party;

      (iii) any failure of the Indemnifying Party to perform its obligations under this Agreement in accordance with the highest generally accepted professional standards;

      (iv) the Indemnifying Party's violation of the rights of any third party (other than intellectual property rights as provided for in paragraphs (b) and (c) below); and

      (v) any other material breach of the Indemnifying Party's obligations, representations and warranties as set forth in this Agreement.

   (b) Christie/AIX will, at its sole expense, defend, indemnify and hold harmless Distributor, and the Indemnified Parties of Distributor, from and against any and all claims, demands, suits, judgments, losses or expenses of any nature whatsoever (including reasonable attorneys' fees) arising out of
   (i) the actual or alleged infringement of Digital Systems on any patent, trademark, trade name, designs, copyright or other intellectual property rights of any third party or (ii) the manufacture, deployment, operation or malfunction of any Digital System deployed hereunder; provided, however, Christie/AIX shall have no obligation or liability under this paragraph (b) with respect to any actual or alleged infringement of any Digital Title supplied by Distributor or its Affiliates or other content supplied by Distributor or its Affiliates shown on Digital Systems, on any patent, trademark, copyright or other intellectual property rights of any third party;

   (c) Distributor will, at its sole expense, defend, indemnify and hold harmless Christie/AIX, and the Indemnified Parties of Christie/AIX, from and against any and all claims, demands, suits, judgments, losses or expenses arising out of the actual or alleged infringement of any Digital Title supplied by Distributor or its Affiliates or other content supplied by Distributor or its Affiliates shown on Digital Systems, on any patent, trademark, copyright or other intellectual property rights of any third party;

   (d) The Indemnifying Party may not, without the Indemnified Party's written consent, settle any Claim if such settlement arises from or is part of any criminal action, suit or proceeding or contains a stipulation to or admission or acknowledgment of any wrongdoing (whether in contract, tort or otherwise) on the part of the Indemnified Party.

   (e) Notwithstanding the foregoing, the Indemnified Parties may, in their absolute discretion, employ attorneys of their own choice and institute or defend any claim, action or proceeding and take other appropriate steps to protect all rights, title and interest in and to any trademarks, trade names, designs, or other intellectual property or other materials or property provided to the Indemnifying Party by the Indemnified Party under this Agreement, and in connection therewith, settle, compromise, or in any manner dispose of any such claim, action or proceeding and satisfy any judgment that may be rendered in any manner, as the Indemnified Party may in its sole discretion may determine.

   (f) The indemnities contained herein are not limited by the insurance requirements set forth in Section 23. The provisions of this Section 24 will survive the expiration or earlier termination of this Agreement.

25. WARRANTIES.

   (a) Distributor represents and warrants to Christie/AIX that Distributor has the full right, power and authority to enter into and perform this Agreement.

   (b) Christie/AIX represents and warrants to Distributor and its Affiliates (collectively, the "COMPANIES") that Christie/AIX has the full right, power and authority to enter into and perform this Agreement; and that Christie/AIX will comply with all applicable Federal, state and local laws including licensing and permit requirements.

   (c) Christie/AIX agrees, represents and warrants that: (i) the media on which any software that is embedded or otherwise utilized within the Digital Systems will not contain any computer instructions whose purpose is to disrupt, damage or interfere with Distributor's or its Affiliates' use of any Digital Title or any of their data, programs or computer or telecommunications facilities for their commercial purposes; and (ii) unless expressly authorized in writing by Distributor, the software will not contain any key, node lock, time-out, logic bomb or other function, implemented by any means, which may restrict Distributor's or its Affiliates' use of or access to any Digital Title, programs, data or equipment. Nothing contained in this paragraph (c) restricts the monitoring of Digital System performance and operation for maintenance and support purposes.

26. ASSIGNMENT. This Agreement is not assignable by Christie/AIX, directly or indirectly, by operation of law or otherwise, and whether by way of merger, consolidation, reorganization, sale of assets or otherwise, without obtaining the prior written consent of Distributor, which may be granted or withheld in Distributor's absolute discretion, and any such attempted assignment without obtaining such prior written consent will be void. No assignment will relieve the assignor from its obligations under this Agreement. Notwithstanding the foregoing, Christie/AIX may assign this Agreement to a bankruptcy remote vehicle ("BRV") established in connection with the financing of the acquisition of Digital Systems for deployment as contemplated by this Agreement, and, in connection with any such financing, Christie/AIX or any such BRV may grant security interests in or collaterally assign this Agreement in favor of any bank or insurance company which is directly or indirectly publicly held and whose primary business is finance or insurance or any collateral agent for any such banks or insurance companies (the "FINANCING PARTY"); provided, however, that any such assignment will not relieve the assignor from its obligations under this Agreement. Neither the BRV or the Financing Party may be affiliated with an Exhibitor, distributor or producer of theatrical motion pictures.

27. FORCE MAJEURE.

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

   (a) If any loss or damage of any kind occurs by reason of any act or omission of either party due to, or if either party is substantially delayed in, or prevented from the performance of any of the covenants (other than the payment of money) on its part to be performed pursuant to this Agreement on account of, any cause beyond its control, including but not limited to acts of God, the elements, the public enemy, strikes, walk-outs, fire, failure of transportation agencies, Security Failures, inability to obtain, or the failure of others to deliver, or the delay of others in delivering, raw stock or other necessary material, machinery or equipment, to the extent such party uses reasonable efforts and due diligence to recover and resume performance, it shall be excused and the period of such delay shall be disregarded in calculating the time of its performance and no claim, offset or cause of action shall lie against any party at any time on account thereof.

   (b) Without limiting the generality of the foregoing, upon written notice by Distributor to Christie/AIX that a Security Failure has occurred and is continuing, the parties shall promptly meet and confer in good faith to discuss an appropriate solution to remedy such Security Failure and shall use reasonable commercial efforts to reach a reasonable remedy acceptable to both parties. If within one hundred twenty (120) days after such notice the parties are unable to agree on an appropriate remedy for such Security Failure, or if within one hundred eighty (180) days after such notice Christie/AIX has not implemented a mutually agreeable remedy to such Security Failure, Distributor shall have the right to terminate this Agreement by written notice to Christie/AIX.

28. RELATIONSHIP BETWEEN THE PARTIES. The parties expressly agree that the relationship between them is that of two principals dealing with each other as independent contractors. Accordingly, nothing contained in this Agreement nor activities undertaken by the parties pursuant to this Agreement or the program contemplated by this Agreement will be deemed to create a joint venture, partnership, employment or agency relationship between Christie/AIX and Distributor or Christie/AIX and the Companies. Further, Christie/AIX is solely responsible for the payment of all Federal, state and local income taxes, social security taxes, Federal and state unemployment insurance and similar taxes and all other assessments, contributions, dues or sums payable as a result of or in connection with the performance of this Agreement by Christie/AIX and Christie/AIX will sign and file all related returns, forms and certificates (including I-9) with respect to any of the foregoing. Christie/AIX has no authority to bind or contract on behalf of Distributor or the Companies and shall not hold itself out to any third party as having any such authority. Christie/AIX is not entitled to participate in, or to receive any benefits from, any of the Companies' benefit or similar programs, specifically including, but not limited to, coverage under the Companies' worker's compensation program. The Companies have no obligation whatsoever to compensate Christie/AIX on account of any damages or injuries which Christie/AIX may sustain as a result, or in the course, of Christie/AIX's performance under this Agreement.

29. SUBCONTRACTORS. If Christie/AIX uses the services of any subcontractors ("SUBCONTRACTORS") to perform services for Christie/AIX in conjunction with its obligations under this Agreement, Christie/AIX warrants and represents that it will: (i) identify in advance to Distributor who it intends to use; (ii) allow Distributor to approve Christie/AIX's choice prior to Christie/AIX's engaging the services, which approval will not be unreasonably withheld; and (iii) provide Subcontractors with written instructions on security which require the Subcontractor to meet all security measures imposed by Distributor on Christie/AIX. Christie/AIX will remain, in all respects, directly and primarily liable to Distributor for all services that it elects to have performed by

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Subcontractors.   Distributor   approves   Christie   as  a   Subcontractor   of
Christie/AIX, and clauses (i) and (ii) above have no application to Christie.

30. ADDITIONAL DOCUMENTS. At either party's request, the other party will provide and execute any documents required by Federal, state and local authorities, insurance companies and all other documents consistent with the terms in this Agreement which are reasonably necessary to carry out the intent and purpose of this Agreement.

31. NOTICES. Notices will be effective when delivered to the specified address and must be sent via certified mail; expedited delivery; or by messenger service, with each of the foregoing providing for a written confirmation of delivery; or via facsimile. Unless otherwise specified by written notice, notice information for Distributor and Christie/AIX are as follows:

      Distributor:      Twentieth Century Fox Film Corporation
                        Attention:  Julian Levin, Executive Vice President
                        10201 West Pico Boulevard
                        Building 86, Room 202
                        Los Angeles, CA 90035
                        Fax No:  310-369-3926

      With a copy to:   Twentieth Century Fox Film Corporation
                        Attention:  Legal Department, and
                        Attention:  Michael Doodan, Esq.
                        2121 Avenue of the Stars
                        Suite 1400
                        Los Angeles, CA 90067
                        Fax No:  310-369-3595


      Christie/AIX:     Christie/AIX, Inc.
                        c/o Access Integrated Technologies, Inc.
                        Attention:  Gary Loffredo, Esq.
                        55 Madison Avenue
                        Suite 300
                        Morristown, NJ 07960


32. MISCELLANEOUS.

   (a) CHOICE OF LAW. This Agreement will be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be wholly performed within such State (without giving effect to any conflict of laws principles under California law).

   (b) JUDICIAL INTERPRETATION. Should any provision of this Agreement require judicial interpretation, it is agreed that the terms of this Agreement will not be more strictly construed against the party who prepared this Agreement, it being further agreed that each party has participated in the negotiation of this Agreement and was given sufficient opportunity to consult legal counsel before the execution of this Agreement.

   (c) COUNTERPARTS. This Agreement may be executed in one or more counterparts, including by facsimile transmission, each of which will be deemed an original and all of which together will constitute one and the same instrument.

   (d) HEADINGS. The headings and titles contained in this Agreement are for the sake of convenience only and have no bearing on the content or substance of this Agreement.

   (e) SEVERABILITY. If any provision of this Agreement is adjudicated void, illegal, invalid or unenforceable, the remaining terms and conditions will not be affected, and each of the remaining terms and conditions of this Agreement will be valid and enforceable to the fullest extent permitted by law, unless a party demonstrates by a preponderance of the evidence that the invalid provision was an essential economic term of the Agreement.

   (f) FULL EXECUTION. This Agreement will not be effective until fully executed by all of the parties or their duly authorized representatives.

   (g) ENTIRE AGREEMENT. This Agreement, including any exhibits and attachments, contains the entire understanding of the parties relating to the subject matter contained in this Agreement and supersedes all prior discussions and writings between them. In the event of any inconsistency between the provisions of this Agreement and the provisions of any exhibit or attachment to this Agreement, the provisions contained in this Agreement will prevail. This Agreement may not be modified by language contained in any purchase order, invoice or other business form, and may only be amended by a written instrument signed by the duly authorized representatives of each of the parties which expressly amends this Agreement. If Distributor pays Christie/AIX pursuant to an invoice, purchase order or other business form submitted by Christie/AIX, the terms of this Agreement will prevail if the terms of this Agreement are inconsistent with the terms of the invoice.

   (h) SURVIVAL. Any provision of this Agreement which by its terms is intended to survive the expiration or termination of this Agreement, including but not limited to Sections 11, 17, 21 and 24, shall survive such expiration or termination.

   IN WITNESS WHEREOF, Distributor and Christie/AIX have executed this Agreement as of the date first above written.

CHRISTIE/AIX, INC.                        TWENTIETH CENTURY FOX FILM
                                          CORPORATION





By: /s/ A. Dale May                     By:
   ------------------------                -----------------------------
      A. Dale Mayo, CEO                     Authorized Officer

                                 ATTACHMENT LIST


A     INTENTIONALLY OMITTED

B     MINIMUM DIGITAL TITLE AVAILABILITY

C     VIRTUAL PRINT FEES

                                  ATTACHMENT B

                       MINIMUM DIGITAL TITLE AVAILABILITY

      During each Contract Year specified below, the number of Distributor Digital Titles will, as a percentage of all Distributor wide release titles (defined as *** or more screens on initial national release) during that Contract Year, equal or exceed the applicable percentage shown below. (If the percentage results in a fractional number, Distributor may round down to the next whole number.)

---------------------------------------------------------------------------
CONTRACT YEAR                         MINIMUM PERCENTAGE
---------------------------------------------------------------------------
---------------------------------------------------------------------------
1st                                   ***
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2nd                                   ***
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3rd                                   ***
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4th                                   ***
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5th                                   ***
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6th                                   ***
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7th                                   ***
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8th                                   ***
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9th                                   ***
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10th                                  ***
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11th                                  ***
---------------------------------------------------------------------------
---------------------------------------------------------------------------
12th                                  ***
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

In calculating the minimum percentages above, Distributor may exclude from the number of wide release titles per Contract Year the number of movies specified below. In the event the full number of allowed exclusions in any Contract Year, including any unused exclusions carried forward from a prior Contract Year, are not used in any Contract Year, the unused exclusions may be carried over into subsequent Contract Years.

      CONTRACT YEAR           NUMBER TO BE EXCLUDED

      1st                     *** movies
      2nd                     *** movies
      3rd and thereafter      *** movies per Contract Year

The requirements of this Attachment B apply to all titles released by Distributor, whether such titles are produced by Distributor or any of its Affiliates, and do not apply to any titles released directly by any of Distributor's Affiliates


--------------------------------------------------------------------------------
***  CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
ASTERISKS DENOTE OMISSIONS.

                                  ATTACHMENT C

                           VIRTUAL PRINT FEES ("VPF")


1. STANDARD RATE. The first *** VPFs paid by Distributor to Christie/AIX in any Contract Year will be at the applicable rate set forth in the table below (the "STANDARD RATE").

---------------------------------------------------
CONTRACT YEAR             VIRTUAL PRINT FEE
---------------------------------------------------
---------------------------------------------------
1st                       ***
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2nd                       ***
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3rd                       ***
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4th                       ***
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5th                       ***
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6th                       ***
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7th                       ***
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8th                       ***
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9th                       ***
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10th                      ***
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11th                      ***
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12th                      ***
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13th                      ***
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14th                      ***
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15th                      ***
---------------------------------------------------

2. DISCOUNTS. Distributor will be entitled to the greater of any applicable discount under Section 2A below or any applicable discount under Section 2B below. Sections 2A and 2B are in the alternative and are not cumulative, and the maximum discount available under this Section 2 shall not exceed ***%

      A. DISCOUNT BASED ON NUMBER OF PARTICIPATING DISTRIBUTORS.

            (a) For purposes of this Section 2A, "Major Distributors" means ***, ***, ***, ***, and ***, or in lieu of any of the foregoing, any Affiliate of any of the foregoing which is a primary releasing entity for its motion pictures, together with any additional entity which releases more than *** motion pictures a year that have an initial national release of more than *** screens. To the extent that any Major Distributor is merged with or taken over by any other Major Distributor, the successor entity shall count as two studios for purposes of this Section 2A.

            (b) If by the end of the second Contract Year:

                  (i) a total of *** (***) Major Distributors have executed agreements with Christie/AIX which relate to the same general subject matter as this Agreement, then in the second through twelfth Contract Years VPFs will be reduced by ***% from the amounts set forth in the table in Section 1 or Section 3, as applicable; or

                  (ii) a total of *** (***) or more Major Distributors have executed agreements with Christie/AIX which relate to the same general subject

--------------------------------------------------------------------------------
***  CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
ASTERISKS DENOTE OMISSIONS.

matter as this Agreement, then in the second through twelfth Contract Years VPFs will be reduced by ***% from the amounts set forth in the table in section 1 or
Section 3, as applicable.

      B. DISCOUNT BASED ON NUMBER OF VPFS.

            (i) the first *** VPFs paid by Distributor to Christie/AIX in any Contract Year will be at the applicable rate set forth in the table in Section 1 or Section 3, as applicable;

            (ii) thereafter, the next *** VPFs paid by Distributor to Christie/AIX in such Contract Year (i.e. *** - *** VPFs) will be at a discount of ***% from the applicable rate set forth in the table in Section 1 or Section 3, as applicable;

            (iii) thereafter, the next *** VPFs paid by Distributor to Christie/AIX in such Contract Year (i.e. *** - *** VPFs) will be at a discount of ***% from the applicable rate set forth in the table in Section 1 or Section 3, as applicable; and

             (iv) thereafter, any VPFs paid by Distributor to Christie/AIX in such Contract Year (VPFs in excess of *** VPFs) will be at a discount of ***% from the applicable rate set forth in the table in Section 1 or Section 3, as applicable.

3. DEPLOYMENT OF LESS THAN *** PROJECTION SYSTEMS. In the event that less than *** Projection Systems have been deployed as of the end of the second Contract Year, then the Standard Rate shall be revised as follows:

---------------------------------------------------
CONTRACT YEAR             VIRTUAL PRINT FEE
---------------------------------------------------
---------------------------------------------------
1st                       ***
---------------------------------------------------
---------------------------------------------------
2nd                       ***
---------------------------------------------------
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3rd                       ***
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4th                       ***
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5th                       ***
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6th                       ***
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7th                       ***
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8th                       ***
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9th                       ***
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10th                      ***
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11th                      ***
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12th                      ***
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13th                      ***
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14th                      ***
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15th                      ***
---------------------------------------------------

     4. AFFILIATES. VPFs for Digital Titles released by Distributor will be combined with VPFs on titles for Affiliates which Distributor has elected to have included in this Agreement pursuant to Section 9, for the purpose of determining total VPFs paid in order to calculate discounts. For example, if in a given Contract Year, Distributor pays *** VPFs and an Affiliate of Distributor pays *** VPFs, the total VPFs for the purposes of calculating discounts will be *** and the first *** VPFs paid by Distributor or its Affiliate are paid according to the applicable rate set forth above and the following *** VPFs paid

--------------------------------------------------------------------------------
***  CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
ASTERISKS DENOTE OMISSIONS.

by either Distributor or its Affiliate will qualify for a discount of ***% under
Section 2B (without  limiting the possibility of a higher discount under Section
2A) from the applicable VPF rate according to the Contract Year.

     5. TEN YEAR LIMIT. Although the VPFs set forth in the tables above are specified according to Contract Year, Christie/AIX will charge a VPF for any Digital System for only the ten (10) year period following the Installation Date of that Digital System. For example:

      (a) if a Digital System is installed during the 1st Contract Year and the table provided in Section 1 is applicable, VPFs on that Digital System will be (before any applicable discount):
         (i)  $*** for the remainder of the 1st Contract Year,
         (ii) $*** for the 2nd and 3rd  Contract Years,
         (iii)$*** for the 4th and 5th  Contract Years,
         (iv) $*** for the 6th Contract Year through the  expir ation of the ten
         (10) year period  occurring in the 11th Contract Year, and
         (v) $*** for the remainder of the 11th Contract Year and for the 12th, 13th, 14th and 15th Contract Years; and

      (b) if a Digital System is installed during the 2nd Contract Year and the table provided in Section 1 is applicable, VPFs on that Digital System will be (before any applicable discount):
         (i)  $*** for the remainder of the 2nd Contract Year,
         (ii) $*** for the 3rd Contract Year,
         (iii)$*** for the 4th and 5th Contract Years,
         (iv) $*** for the 6th Contract Year through the  expiration of the ten
         (10) year period  occurring in the 12th Contract Year, and
         (v) $*** for the remainder of the 12th Contract Year and for the 13th, 14th, and 15th Contract Year.


--------------------------------------------------------------------------------
***  CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
ASTERISKS DENOTE OMISSIONS.